SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   February 20, 2002
                                                   -----------------------------


                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                             333-76801                  52-1495132
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)


343 Thornall Street,  Edison,  New Jersey                           08837
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (732) 205-0600
                                                  ------------------------------


                                 Not applicable
                  --------------------------------------------
         (Former name or former address, if changed since last report.)





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ITEM 5.       Other Events

                  Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Countrywide Securities Corporation which are hereby filed pursuant to such letter.


ITEM 7.       Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------
            (99)                                Computational Materials prepared
                                                by Countrywide Securities
                                                Corporation in connection with
                                                Chase Mortgage Finance
                                                Corporation, Multi-Class
                                                Mortgage Pass-Through
                                                Certificates, Series 2002-S4.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHASE MORTGAGE FINANCE CORPORATION



      February 22, 2002
                                   By:  /s/ Eileen Lindblom
                                      ------------------------------------------
                                      Eileen Lindblom
                                      Vice President

                                INDEX TO EXHIBITS




                                                                    Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------
(99)              Computational Materials prepared                    (P)
                  by Countrywide Securities Corporation
                  in connection with Chase Mortgage Finance
                  Corporation, Multi-Class Mortgage
                  Pass-Through Certificates, Series 2002-S4.